HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2013
Derivative Instruments And Hedging Activities Disclosure [Abstract]
HEDGING ACTIVITIES

8. HEDGING ACTIVITIES

Periodically, we have entered into interest rate swaps to hedge the cash flows from our variable rate debt, which effectively converts the hedged portion under our outstanding senior secured term loan facility to fixed rate debt. The initial assessments of hedge effectiveness were performed using regression analysis. The periodic measurements of hedge ineffectiveness are performed using the change in variable cash flows method.

The cash flow hedges were recorded at fair value with a corresponding entry, net of taxes, recorded in other comprehensive income (“OCI”) until earnings were affected by the hedged item. In June 2013, three interest rate swaps with a notional value of $500.0 million matured. The interest rate on these three interest rate swaps ranged from 1.685% to 1.6975%. At December 31, 2013, we did not have any interest rate swaps.

The following table presents, in thousands, the fair value of the Company’s derivatives and consolidated balance sheet location.

	Liability Derivatives
	2012
	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments:
Interest rate swaps	Accrued expenses	$2,346

The following presents, in thousands, the impact of interest rate swaps on the consolidated statements of operations for 2013, 2012 and 2011, respectively.

	Amount of gain recognized in OCI for the years ended December 31,			Amount of gain (loss) recognized in earnings on hedges (ineffective portion) for the years ended December 31,
Derivatives designated as hedging instruments	2013	2012	2011	2013	2012	2011
Interest rate swaps	$1,786	$2,950	$7,260	$—	$—	$202

	Amount of gain (loss) reclassified from OCI into earnings for the years ended December 31,
Location of (gain) loss reclassified from OCI into net income	2013	2012	2011
Interest expense	$3,550	$(6,910)	$(5,188)